SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 1, 2008

NORTHWEST BIOTHERAPEUTICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER	0-33393	94-3306718
JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)
7600 Wisconsin Avenue, Suite 750, Bethesda, MD 20814
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (240) 497-9024

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On October 1, 2008, Northwest Biotherapeutics, Inc. (the “Company”) entered into a Loan Agreement and Promissory Note (the “Note”) with SDS Capital Group SPC, Ltd (“SDS”). Under the Note, SDS has loaned the Company $1,000,000. The Note is an unsecured obligation of the Company and accrues interest at the rate of 12% per year. The term of the Note is six months, with a maturity date of April 1, 2009. The Note may not be prepaid without the consent of SDS. The Note contains customary representations and covenants. In connection with the Note, the Company issued to SDS a warrant (the “Investment Warrant”) to purchase 299,046 shares of the Company’s common stock at an exercise price equal to $0.53 per share, which was the closing price of the Company’s common stock on the Alternative Investment Market of the London Stock Exchange on October 1, 2008. The Investment Warrant expires 5 years from the date of issuance.
In addition to the Investment Warrant, under the terms of the Note, the Company issued SDS an additional warrant (the “Placement Warrant”) to purchase 398,729 shares of the Company’s common stock at an exercise price equal to $0.53 per share. The Placement Warrant is on the same terms and conditions and the same form as the Investment Warrant. Accordingly, the Placement Warrant is also exercisable immediately and expires 5 years after issuance.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by this reference.

Item 3.02.	Unregistered Sales of Equity Securities.
The disclosure under Item 1.01 of this Form 8-K is incorporated into this Item 3.02 by this reference. The Company claims exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of the Company’s common stock issuable pursuant to the warrants issued to SDS under Section 4(2) of the Securities Act and/or Regulation D thereunder, as transactions not involving any public offering. SDS represented and warranted in the warrants that it is an “accredited investor,” as defined under the Securities Act. The Company claims this exemption on the basis that (i) SDS represented that it intends to acquire any shares of common stock issued pursuant to the warrants for investment only and not with a view to the distribution thereof and that it has received adequate information about the Company or had access to such information and (ii) appropriate legends will be affixed to any stock certificates issued to SDS pursuant to the warrants.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired: Not Applicable

(b)	Pro Forma Financial Information: Not Applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 2, 2008: Northwest Secures US $1.0 Million Debt Financing

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northwest Biotherapeutics, Inc.
By:	/s/ Alton L. Boynton
Alton L. Boynton
President and Chief Executive Officer

Date: October 1, 2008